AMENDMENT NO. 2
                                     TO THE
                          COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN


          Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, as permitted under
Section 8.1 of the Plan, as follows:

          1. New Section 1.14A, entitled "Covered Compensation", is added effective as of April 1, 1998 to read as follows:

     1.14A "COVERED COMPENSATION."

          (a) IN GENERAL. "Covered Compensation" means the average (without indexing prior taxable wage bases) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age.

          (b) ASSUMPTIONS AND RULES. In determining a Participant's Covered Compensation for a given year, the taxable wage base for the current year and any subsequent year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the year for which the determination is being made. A Participant's Covered Compensation for a year after the 35-year period described in Section is the Participant's Covered Compensation for the year during which the Participant attained Social Security Retirement Age. A
Participant's Covered Compensation for a year before the 35-year period described in Section is the taxable wage base in effect at the beginning of that year. A Participant's Covered Compensation shall be adjusted automatically for each year.

          (c) USE OF TREASURY TABLES. The Committee shall determine Covered Compensation from tables published by the Secretary of the Treasury that calculate Covered Compensation to the nearest dollar or by such other method as the Committee may consider appropriate.

          2. New Section 1.14B, entitled "Earnings", is added effective as of April 1, 1998 to read as follows:

     1.14B    "EARNINGS."

          (a) IN GENERAL. "Earnings" means the total wages and other cash compensation paid to a Participant during a measuring period (normally, the calendar year) by his Employer and any Affiliate and reportable on IRS Form W-2 (within the meaning of Treasury Regulation ss.1.415-2(d)(11)(i)).

               (1) SPECIFIC INCLUSIONS. "Earnings" shall include all elective contributions paid into a cash or deferred arrangement maintained by the Employer under Code Section 401(k) and all salary reduction contributions under a cafeteria plan that are excluded from income under Code Section 125.

               (2) SPECIFIC EXCLUSIONS. "Earnings" shall exclude the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits, severance pay (including, without limitation, cash in lieu of vacation), any special payments, and any amounts treated as wages with respect to restricted stock granted to a Participant).

          (b) CODE SECTION 401(A)(17) LIMITATION. In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Earnings of each Employee taken into account under the Plan shall not exceed the "Code Section 401(a)(17) Limit." If a Plan Year or other determination period consists of fewer than 12 months, the "Code Section 401(a)(17) Limit" shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12.

               (1) LIMIT EFFECTIVE JANUARY 1, 1989. The "Code Section 401(a)(17) Limit" for any Plan Year or other 12-month period commencing on or after January 1, 1989 shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such Plan Year under Code
          Section 401(a)(17).

               (2) LIMIT EFFECTIVE JANUARY 1, 1994. The "Code Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1994 calendar year or any subsequent calendar year shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).1.14A "Covered Compensation."

          3. New Section 1.19A, entitled "Final Average Earnings", is added effective as of April 1, 1998 to read as follows:

     1.19A    "FINAL AVERAGE EARNINGS"

          (a) IN GENERAL. "Final Average Earnings" means a Participant's average 12-consecutive month Earnings during the last 60 consecutive months of the Participant's Benefit Service or, if higher, his average 12- consecutive month Earnings during the any 60 consecutive month period within the last 120 months of his Benefit Service. Final Average Earnings shall be calculated using the operating rules in Section 1.19A(b) and shall be subject to the limitation of Section 1.19A(c).

          (b) OPERATING RULES.

               (1) EMPLOYEE DURING ENTIRE CALENDAR YEAR: MONTHLY EARNINGS. If a Participant was an Employee during an entire calendar year, his Earnings with respect to each month in that calendar year shall equal his Earnings for the entire calendar year divided by 12.

               (2) EMPLOYEE DURING PARTIAL CALENDAR YEAR: MONTHLY EARNINGS. If a Participant was an Employee during only part of a calendar year, his Earnings with respect to each month in that partial calendar year shall equal his Earnings for the partial calendar year divided by the number of months in that year during which he was an Employee for at least 15 days.

               (3) BREAKS DURING 60-CONSECUTIVE MONTH PERIOD. The Committee shall establish rules consistent with this Section 1.19A, that are applied in a uniform and nondiscriminatory manner, to determine the Final Average Earnings of Participants who [1] are employed for less than 60 months in the period of employment immediately preceding retirement; [2] are employed for the full 60 months immediately preceding retirement but who did not earn Benefit Service for that entire period; or [3] are employed for the full 60 months immediately preceding retirement but who did not receive Earnings for that entire period.

          (c) APPLICATION OF CODE SECTION 401(A)(17) LIMITATION.

               (1) IN GENERAL. For purposes of determining a Participant's Final Average Earnings, the Earnings for any 12- consecutive month period within the 60-consecutive month period used in Section 1.19A(a) shall not exceed the Code Section 401(a)(17) Limitation under Section 1.14B applicable for such 12 month period. If a Participant's Final Average Earnings are determined after the effective date of Code Section 401(a)(17) (or after the effective date of any amendment thereto) but the 60- consecutive month period used in Section includes one or more 12-consecutive month periods beginning before such effective date, the limitation for each such 12-consecutive month period shall be the limitation in effect as of such effective date. This Section 1.19A(c) shall be applied in accordance with applicable Treasury Regulations.

               (2) PROTECTION OF ACCRUED BENEFITS. The Accrued Benefit of a Participant whose Final Average Earnings are determined by giving effect to the limitation in Code Section 401(a)(17), as enacted or as amended, shall not be less than the Participant's Accrued Benefit determined as of the day preceding the effective date of such enactment or amendment.

          4. Section 3.1, entitled "Normal Retirement Benefit", is amended effective as of April 1, 1998 to read as follows:

     3.1      NORMAL RETIREMENT BENEFIT.

          (a) ELIGIBILITY  FOR  BENEFIT.   A  Participant   who  attains  Normal
     Retirement Age while he is an Employee shall have a fully vested right to a normal retirement benefit described in Section 3.1(b).

          (b) DESCRIPTION OF BENEFIT. A Participant's normal retirement benefit shall be an annual benefit commencing as of the Participant's Normal Retirement Date and payable in the form of a Straight Life Annuity in the amount determined under Section 3.1(c), or payable in a different form in a reduced amount as provided under Section 4.3 or 4.4.

          (c) AMOUNT OF BENEFIT. The Participant's normal retirement benefit shall be equal to the sum of [1] his "base benefit" determined under
     Section 3.1(c)(1), and [2] his "excess benefit" determined under Section 3.1(c)(2).

               (1) BASE BENEFIT. A Participant's "base benefit" is 1.00 percent of the Participant's Final Average Earnings multiplied by his years of Benefit Service (not to exceed 35 years).

               (2) EXCESS BENEFIT. A Participant's "excess benefit" is 0.50 percent of the Participant's Final Average Earnings in excess of his Covered Compensation (determined as of the last day of the Benefit Service taken into account in determining the benefit) multiplied by his years of Benefit Service (not to exceed 35 years).

          (d) BENEFIT NOT LESS THAN IMMEDIATE EARLY RETIREMENT BENEFIT. Notwithstanding the foregoing provisions of this Section 3.1, if the immediate early retirement benefit that the Participant could have received, if he had retired at any earlier date pursuant to another section of this Article III, is greater than his normal retirement benefit as computed above (for reasons other than increases in Social Security Benefits or Covered Compensation occurring between such earlier retirement date and his Normal Retirement Date), then his normal retirement benefit shall be no less than such immediate early retirement benefit.

          (e) BENEFIT ACCRUED ON MARCH 31, 1998. The Accrued Benefit of a Participant on and after April 1, 1998 shall not be less than the Accrued Benefit of the Participant determined as of March 31, 1998 under the terms and provisions of the Plan in effect on that date.

                  IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 13th day of March, 1998, to be effective April 1, 1998.

                                            COLUMBUS McKINNON CORPORATION


                                            By:         /s/ Robert L. Montgomery
                                                        ------------------------
                                            Title:      Executive Vice President
                                                        ------------------------